Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Russell Top 50® Mega Cap ETF

Supplement dated September 8, 2014 to the
Summary Prospectus and Statutory Prospectus dated February 28, 2014

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and Summary Prospectus (each, a “Prospectus” and, together, the “Prospectuses”) for the Guggenheim Russell Top 50® Mega Cap ETF (the “Fund”) and should be read in conjunction with the Prospectuses.

Effective immediately, the first paragraph under the heading “Principal Investment Strategies” in the Fund Summary section of each Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in securities in order to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged capitalization-weighted index comprised of the 50 largest companies in the Russell 3000® Index, which is an unmanaged capitalization-weighted index that offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. equity market. As of December 31, 2013, the Underlying Index included companies with a capitalization range of $10.4 billion to $500.7 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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